                                  EXHIBIT 23.1




                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this Form S-3 Registration Statement of our reports dated January 25, 1994 included in the Advanta Corp. Form 10-K for the year ended December 31, 1993, and to all references to our Firm included in this Form S-3 Registration Statement.





Philadelphia, PA                                           Arthur Andersen & Co.
     May 4, 1994